JOINT VENTURE AGREEMENT

This Joint Venture Agreement (the “Agreement”), dated January 9, 2017 is by and between EXPL Great White, LLC, a Florida limited liability company, with its principal place of business at 15500 Roosevelt Blvd, Suite 303 Clearwater, FL 33760 (“hereinafter referred to as “ EXPL”), and Deep Blue Exploration, LLC d/b/a/ Marex, a Tennessee limited liability company with its principal place of business at 349 Greenway, Memphis, TN 38117 (hereinafter referred to as “Marex” ). EXPL and Marex are each sometimes referred to herein individually as a “Party” and collectively as the “Joint Venture Partners”.

RECITALS

WHEREAS, each Party has expertise in the research, location and recovery of shipwrecks of archeological, historical and intrinsic value;

WHEREAS, EXPL and Marex desire to form a joint venture (“Joint Venture”) to engage in oceanic search and recovery activities in two undersea areas, one off the coast of REACTED USA, and the other off the coast of REDACTED, the coordinates of each as set forth on Exhibit A (“Designated Areas”) seeking to salvage shipwrecked cargo with a potential to generate positive investment returns (“Project”);

WHEREAS, Herbert Humphreys has assigned all of his rights to the Project to Marex pursuant to the Assignment attached hereto as Exhibit B, and on which EXPL has relied upon in entering into this Agreement;

WHEREAS, in addition to the rights reflected by the aforementioned Assignment, each Party has certain rights arising from previous search activities in the Designated Area which each wishes to assign to the Joint Venture;

NOW, THEREFORE, in consideration of the promises and mutual agreements, provisions and covenants herein contained, the Joint Venture Partners intending to be legally bound hereby agree as follows:

AGREEMENT

1.

FORMATION. EXPL and Marex hereby form the Joint Venture for the term and purposes and in accordance with the provisions of this Agreement. The Joint Venture will operate as “Great White Partners”.

2.

PURPOSE. EXPL and Marex wish to create the Joint Venture for the purposes of (i) searching the Designated Areas in order to determine whether there is sufficiently valuable cargo present that can be profitably salvaged and sold and (ii) if the Joint Venture Partners agree that such cargo is present, to take all necessary and appropriate actions to salvage such cargo and sell it.

3.

POWERS. The Joint Venture shall have all powers reasonably necessary or incidental to carrying out its purpose. EXPL shall manage all aspects of the Joint Venture in accordance with the provision of Section 14 below.

4.

OFFICE. The principal office of the Joint Venture will be at EXPL’s offices located at 15500 Roosevelt Blvd, Suite 303, Clearwater, FL 33760.

5.

REQUIREMENTS TO CONDUCT BUSINESS. The Joint Venture Partners will work cooperatively together to execute and file all certificates, and take all other action that may be required to conduct business and carry out the purposes of the Joint Venture set forth herein.

6.

INSURANCE. EXPL will secure the required insurance on behalf of the Joint Venture in order to facilitate the activities of this Joint Venture including all General Liability Coverage.

7.

OWNERSHIP OF JOINT VENTURE

(a)

Ownership. The Joint Venture Partners shall own the Joint Venture and all assets and facilities constructed or acquired on behalf of the Joint Venture and, subject to the preferential payments to EXPL set forth in Section 7(b) below, shall be entitled to receive any distributions of cash or assets of the Joint Venture in the following amounts:  EXPL – 50% and Marex – 50%.

(b)

Distributions. The Manager agrees to disburse proceeds realized from the disposition of cargo realized from the efforts of the Joint Venture or any other assets of the Joint Venture as follows: first, ninety percent (90%) of the proceeds shall be paid to EXPL and ten percent (10%) of the proceeds shall be paid to Marex until such time as EXPL has received two hundred percent (200%) of all Operating Costs paid by EXPL (the “Preferred Return”), and and thereafter,  EXPL – 50% and Marex– 50%.

(c)

Accounting.  Manager shall provide monthly accounting summaries to Marex setting forth the Operating Costs of the Joint Venture and any Form 1099 as may be required under applicable law. Marex is free to make reasonable inquiries of EXPL and its outside accountants regarding the income and expenses associated with the Project.

8.

AUDIT RIGHTS.

(a)

Agreement to Maintain Records. EXPL shall maintain accurate and complete books and records documenting the Operating Costs and the calculation and payment of the Preferred Return incurred and paid pursuant to this Agreement and for the term of this Agreement plus an additional period of two (2) years following termination of this Agreement. EXPL shall maintain the books and records in conformance with generally accepted accounting principles. Such books and records shall be kept at or accessible from EXPL’s principal place of business, as applicable.

(b)

Audit Rights. On ten (10) business days’ written notice, delivered at any time during the Term and two (2) years after the expiration or earlier termination of this Agreement, Marex may request, at their own cost, an audit of the books and records of the Joint Venture by an independent accountant selected by the requesting party, provided that any such audit may take place only during EXPL’s regular business hours at EXPL’s principal place of business and shall not unreasonably interfere with EXPL’s course of business. This audit right may not be exercised more than two times in any calendar year, unless a prior audit in such calendar year reveals a discrepancy of more than ten percent (10%) in aggregate Operating Costs or Preferred Return, and then, in such event, Marex may collectively exercise the audit right granted to them under this Section 8(b) up to four (4) times during such calendar year.  The requesting party shall obtain written agreement from the independent accountant, which agreement shall be enforceable by EXPL as a third-party beneficiary, that the requesting party and the independent accountant shall keep all information obtained during any such audit confidential. EXPL agrees to provide such independent accountant with all documents and information as is necessary to document the Operating Costs, and that the calculation and payment of the Preferred Return, if any, is being paid in accordance with Section 7 hereof (provided that nothing set forth herein shall require EXPL to provide any information which violates any state or federal law or regulatory rules or policies or is not related to the activities of the Joint Venture).  Such examination shall be conducted within thirty (30) days following EXPL’s receipt of the notice requesting such audit.  If such independent accountant’s report shows any overpayment to EXPL, EXPL may dispute the findings through its own independent accountant

(c)

Audit-related Fees and Reimbursements.  If any audit under this Section 8 reveals past overpayment to EXPL due under this Agreement and there is not then pending an EXPL initiated audit or disagreement between the Joint Venture Partners as to the results of the audit, then EXPL must correct the overpayment by paying Marex all sums due under this Section 8 in full within thirty (30) days after receiving the written report and substantiation of the inaccuracy from the independent accountant. If said audit reveals an overpayment to EXPL greater than 10%, then EXPL shall reimburse the reasonable, out-of-pocket costs of the accountants engaged by Marex to perform such audit. If any dispute arises under this Section 8 between the Joint Venture Partners, and they cannot resolve such dispute among themselves and the independent accountants, each Party may pursue any other available remedy.

9.

TERM AND TERMINATION.

(a)

Termination. The Joint Venture shall terminate upon the first to occur of the following: (i)  by mutual consent and written agreement between EXPL and Marex; (ii) adjudication that any one of the Joint Venture Partners has filed a voluntary petition in bankruptcy, the filing of any petition against it under any bankruptcy or insolvency law, or its filing of a petition or answer seeking the appointment of a receiver of its assets or an arrangement with creditors under any such laws; (iii) breach by either EXPL, on the one hand, or Marex, on the other hand, of any material covenants or agreements under this Agreement (subject to the provisions set forth below in Section 13); (iv) two (2) years from the date of this Agreement; and (v) failure of the Joint Venture to obtain the necessary funding to conduct the search and salvage activities contemplated by this Joint Venture. If, notwithstanding the occurrence of any of these termination events,  EXPL gives Marex notice that it intends to resume the Project, this Joint Venture shall similarly resume under the terms set forth herein until such time as EXPL abandons the Project.

(b)

Effect of Termination. In the event of termination of the Joint Venture as a result of Section 9(a) above, and prior to the advancement of funds by EXPL to the Joint Venture, neither Party shall have any obligation or liability to the other arising out of the termination or its actions or the failure of its actions provided all indebtedness, if any, of the Joint Venture has been satisfied in full. In the event that EXPL has advanced a portion of the funds as provided above prior to termination of the Joint Venture, EXPL shall be entitled to continue carrying on the Project in its own name and without being subject to the non-competition provisions set forth below but only to the extent necessary, in its good faith opinion, to salvage cargo from the Designated Area in order to recoup two times the funded Operating Costs (as defined herein) incurred in connection with the Project (“Preferred Return”), and EXPL agrees that once it has recouped the Preferred Return, any net proceeds realized from the salvage operations shall be split between the Joint Venture Partners in accordance with their ownership percentages in the Joint Venture set forth in Section 7(a).

10.

CONTRIBUTIONS TO THE JOINT VENTURE. The Joint Venture Partners shall each contribute the following to the Joint Venture:

(a)

Contributions by Marex. Upon execution of this Agreement, Marex  shall contribute to the Joint Venture all of their respective rights to archival research data, navigation/location data of possible shipwrecks (sonar anomalies), and survey/sonar data in the Designated Areas, including, but not limited to, data and information from (i) Herbert Humphreys and (ii) based upon the underwater archeology research of REDACTED. In addition to the foregoing, Marex shall provide such additional research and survey expertise and data as reasonably requested by EXPL during the term of this Joint Venture. Marex shall have the right to have up to two (2) of its representatives on-board the primary vessel engaged in the Project during operations.

(b)

Contributions by EXPL. During the Term of this Joint Venture, EXPL shall contribute such funds as are necessary to carry out the salvage, recovery and monetization of any cargo found by the Joint Venture in the Designated Areas, such funds to cover, among other things, the following: (i) crew costs; (ii) mooring and fuel costs; (iii) boat charter and third-party equipment rental and purchase costs (provided that any EXPL shall not charge a “day rate” for the use of any equipment owned by EXPL as of the date of this Agreement); (iv) subcontractor costs; (v) insurance costs; (vi) governmental fees, taxes and similar charges; (vii) accounting and legal expenses; (viii) licensing fees; and (ix) other miscellaneous expenses reasonably incurred in connection with carrying out the business of the Joint Venture for the benefit of the Joint Venture Partners (collectively, “Operating Costs”). The Joint Venture Partners agree that EXPL shall not be required to fund more than $500,000 for these Operating Costs (“Maximum Contribution”). In the event EXPL incurs expenses greater than the Maximum Contribution, the Joint Venture Partners agree that they shall work cooperatively to reach an agreement increasing the Joint Venture ownership percentage of EXPL.

11.

REPRESENTATIONS OF EXPL.

EXPL represents and warrants to Marex that the following are correct and complete as of the date of this Agreement.

(a)

Organization, Qualification and Corporate Power. EXPL is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Florida. EXPL is duly authorized to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification. EXPL has full limited liability company power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

(b)

Authorization. EXPL has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of EXPL, enforceable in accordance with its terms and conditions. EXPL need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government, governmental agency, or other person in order to consummate the transactions contemplated by this Agreement.

(c)

Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any government, governmental agency or court to which EXPL is subject or conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest, or other arrangement to which EXPL is a party or to which any of its assets is subject, or result in the imposition of any security interest upon any of its assets. EXPL is not a party to any agreement or instrument or subject to any restriction having a materially adverse effect on its business, operations, property, assets, or condition, financial or other, or its ability to perform its obligations under this Agreement or any agreement or instrument hereunder and is not in default in the performance, observance, or fulfillment of the material obligations, covenants, or agreements contained in any agreement or instrument or by which any of its property or assets is bound.

(d)

Speculative Nature and Risk. EXPL understands and acknowledges the speculative nature of and substantial risk of loss associated with an investment in the Joint Venture and further acknowledges that there is no guarantee that the Joint Venture will economically acquire, recover or sell cargo or other property on acceptable terms to allow the business of the Joint Venture to proceed as currently planned.

12.

REPRESENTATIONS OF MAREX.

Marex represents and warrants to EXPL that the following are correct and complete as of the date of this Agreement.

(a)

Organization, Qualification and Corporate Power. Marex is a limited liability corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee. Marex is duly authorized to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its business or the ownership or leasing of its properties requires such qualification. Marex has full corporate power and authority to carry on the business in which it is engaged and to own and use the properties owned and used by it.

(b)

Authorization. Marex has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of Marex, enforceable in accordance with its terms and conditions.

Marex need not give any notice to, make any filing with, or obtain any authorization, consent or approval of any government, governmental agency, or other person in order to consummate the transactions contemplated by this Agreement.

(c)

Non-contravention. Neither the execution and the delivery of this Agreement, nor the consummation of the transactions contemplated hereby, will by violate any statute, regulation, rule, judgment, order, decree, stipulation, injunction, charge or other restriction of any government, governmental agency or court to which Marex is subject or any provision of its Operating Agreement or Articles of Organization or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel or require any notice under any contract, lease, sublease, license, sublicense, franchise, permit, indenture, agreement or mortgage for borrowed money, instrument of indebtedness, security interest or other arrangement to which Marex is a party or by which it is bound or to which any of its assets is subject, or result in the imposition of any security interest upon any of its assets.  Marex is not a party to any agreement or instrument or subject to any restriction having a materially adverse effect on their respective  businesses, operations, property, assets, or condition, financial or other, or their ability to perform their respective obligations under this Agreement or any agreement or instrument hereunder and are not in default in the performance, observance, or fulfillment of the material obligations, covenants, or agreements contained in any agreement or instrument or by which any of their property or assets is bound.

(d)

Speculative Nature and Risk. Marex understands and acknowledges the speculative nature of and substantial risk of loss associated with an investment in the Joint Venture and further acknowledges that there is no guarantee that the Joint Venture will economically acquire, recover or sell cargo or other property on acceptable terms to allow the business of the Joint Venture to proceed as currently planned.

13.

NOTICE AND CURE OF A MATERIAL BREACH. If there is a material breach of this Agreement, the party intending to terminate must give the defaulting party thirty (30) business days written notice thereof, detailing the particular action or condition that is claimed to constitute a material breach. The defaulting party may cure the breach during this period or take steps to cure, and if cured, or if the steps taken to cure the breach will do so within a reasonable period if diligently prosecuted, then this Agreement will not terminate.

14.

MANAGEMENT.

(a)

Manager. EXPL will act as the manager (the “Manager”) of the Joint Venture.

(b)

Power and Authority. The Manager will have full power and authority to conduct and manage the business of the Joint Venture and to undertake and implement all activities incident to carrying out the Project and the purpose of the Joint Venture provided that Marex shall have the right to participate, at their own expense, in such activities as it wishes and EXPL shall consult with Marex on all material decisions in connection with the Project and the disposition of any reclaimed salvage that may result.

(c)

Requirement of Good Faith. The Manager, on behalf of the Joint Venture, shall diligently and in good faith manage the business of the Joint Venture in accordance with this Agreement.

(d)

Collections and Distributions. The Manager will collect all sums payable to the Joint Venture and will distribute such amounts, after expenses of the Joint Venture, as set forth in this Agreement.

(e)

Books and Records. The Manager will maintain the records and books of account for the Joint Venture. Both EXPL and Marex shall at all reasonable times have access to, and may inspect and make copies of, such books of account and all other books and records of the Joint Venture and the Manager solely with respect to the Project.

15.

NON-COMPETITION. The Joint Venture Partners hereby agree that, for the term of this Agreement and for two (2) years thereafter, neither they nor any of their affiliates, directly or indirectly, shall carry out a business in an area within a one-mile radius of each of targets within the Designated Areas (the “Restricted Area”), whether alone or in association with any third party, which is similar to that of the Joint Venture as described herein (a “Competing Business”) except with the express written permission of the other Party. The Joint Venture Partners also agree that they will not act as a consultant, adviser, promoter or service provider to a Competing Business in the Restricted Area, nor will they solicit, canvas, or otherwise deal with any such Competing Business.

16.

BANK ACCOUNTS. All sums received and all other funds of the Joint Venture will be deposited in such bank accounts as EXPL shall designate from time to time, and withdrawals from such accounts may be made upon the signature of such persons or persons as EXPL shall from time to time designate.

17.

TRANSFERS OF INTEREST IN THE JOINT VENTURE. Neither Party may, without the prior written consent of the other Parties, sell, assign, or transfer in any way or mortgage, hypothecate, or otherwise encumber either of their respective interests in the Joint Venture. Any attempted action in violation of this provision will be null and void.

18.

LIQUIDATION. Upon the termination of this Agreement, all assets of the Joint Venture must be liquidated as quickly as practicable, but in a manner that minimizes losses occurring in such liquidation. EXPL and/or Marex may bid for and purchase any of the remaining assets of the Joint Venture. The proceeds of the liquidation are to be applied in the following order of priority: (i) payment of all tax obligations of the Joint Venture; (ii) payment to EXPL of its Preferred Return in cash, or in property if the Joint Venture does not possess sufficient cash; (iii) payment of the expenses of the liquidation including all costs and reasonable attorney’s fees, both outstanding and future fees related to the liquidation; (iv) payment of all other debts and obligations of the Joint Venture, and the creation of a reserve for any contingent liabilities of the Joint Venture; and (v) payment of the balance, if any, to the Joint Venture Partners in proportion with their interests in the Joint Venture as set forth in Section 7(a).

19.

CONFIDENTIALITY AND PUBLIC STATEMENTS.

(a)

Except as otherwise provided in this Section 19, the terms and conditions of this Agreement, and all data, reports, records, property, cargo and other information of any kind whatsoever contributed, developed or acquired by any Party in connection with the Project or the Joint Venture shall be used solely for purposes of this Joint Venture and shall be treated by the Joint Venture Partners as confidential (hereinafter referred to as “Confidential Information”) and no Party shall reveal or otherwise disclose such Confidential Information to third parties without prior written consent of the other Parties. Confidential Information shall include, but not be limited to, archival research data, navigation/location data, survey/sonar data, lists of potential shipwrecks and cargo, compilations of shipwreck databases, potential, terminated and on-going salvage operations, survey and/or recovery contracts, search methodologies, images (including but not limited to still photography, motion pictures, drawing, paintings, recreations and/or models, in all format and media) of shipwrecks and/or cargo, insurance claim information, witness statements relating to shipwrecks or cargo, and any other information that a party would reasonably conclude is confidential or proprietary.

(b)

The foregoing restrictions shall not apply to the disclosure of Confidential Information by a Party to any of its affiliates, and to employees and consultants of such Party; provided, however, that in any such case, only such Confidential Information as such third party shall have a legitimate business need to know shall be disclosed and the person or company to whom disclosure is made shall first undertake in writing to protect the confidential nature of such Confidential Information at least to the same extent as the Joint Venture Partners are obligated under this Section 19.

(c)

The foregoing restrictions shall not apply to information that (i) at the time of its disclosure is, or thereafter becomes, generally available to the public other than as a result of a disclosure by a Party or any of its affiliates in violation of this Agreement, (ii) was known by or available to the Party receiving such information or its affiliates on a non-confidential basis prior to its disclosure to such Party pursuant to this Agreement (provided that the source of such information was not known by such Party or its affiliates to be then bound by a confidentiality agreement or other obligation of confidentiality to the other Party or any of its affiliates with respect to such information), or (iii) becomes available to such Party or its affiliates on a non-confidential basis (provided that the source of such information was not known by such Party or its affiliates to be then bound by a confidentiality agreement or other obligation of confidentiality with respect to such information). Notwithstanding anything contained herein to the contrary, in the event that (1) any information or materials is excluded from the term Confidential Information hereunder because such information or materials was known by or available to a Party or any of its affiliates on a non-confidential basis through a source which was not known by a Party or any of its affiliates to be bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the other Party or any of its affiliates with respect to such information or materials, and (2) a Party or any of its affiliates thereafter becomes aware that such source was, in fact, bound by a confidentiality agreement with or other contractual, legal or fiduciary obligation of confidentiality to the other Party or any of its affiliates with respect to such information or materials, then, upon such awareness, such information or materials shall thereafter be deemed to be Confidential Information hereunder; provided, however, that a Party or any of its affiliates shall not have any liability hereunder for any disclosure of such Confidential Information which it may have made prior to such awareness.

(d)

Nothing contained in this Agreement shall be deemed to prohibit a Party from disclosing any of the Confidential Information to the extent required by law, regulation, legal process or other legal compulsion. In the event that a Party or anyone to whom it transmits any Confidential Information in accordance with this Agreement are requested or required (by deposition, interrogatories, requests for information or documents in legal proceedings, subpoenas, civil investigative demand or similar process), in connection with any proceeding or investigation to disclose any Confidential Information, that Party will use commercially reasonable efforts to give the other Party prompt written notice of such request or requirement so that the other Party may seek an appropriate protective order or other remedy and/or waive compliance with the provisions of this Agreement, and that Party will cooperate (reasonably) with the other Party (at the latter’s expense) to obtain such protective order. In the event that such protective order or other remedy is not obtained and the other Party does not waive compliance with the relevant provisions of this Agreement, the Party so requested or required to disclose Confidential Information (or such other persons to whom such request is directed) will furnish only that portion of the Confidential Information which, in the opinion of its counsel, is legally required to be disclosed and, upon the other Party’s request, and at its expense, use commercially reasonable efforts to obtain assurances that confidential treatment will be accorded to such information.

(e)

The Joint Venture Partners each acknowledge that any use of Confidential Information which is not in accordance with the terms of this Agreement would cause irreparable harm for which there would be no adequate remedy at law. Accordingly, in the event of any such violation (and notwithstanding the Joint Venture Partners’ agreement to mediate and arbitrate all disputes), the Party whose rights have been violated by such breach shall be entitled to immediate injunctive relief (temporary, preliminary or permanent, as the case may be) against the breaching Party, its officers and employees, in addition to such other rights and remedies to which the non-breaching Party may be entitled by law. In the event any such injunction is entered, the breaching Party shall pay all expenses incurred by the non-breaching Party in obtaining such injunction including, without limitation, its attorneys’ fees.

(f)

No Party shall make any public announcement or public disclosure with regard to the Project or Joint Venture, including confidential and non-confidential information, without the prior written consent of the other Parties as to the content and timing of such announcement or disclosure unless such Party is required by law to make such public announcement or disclosure.

20.

NOT A PARTNERSHIP. This Agreement shall not be deemed to create a partnership or any other entity between or among the Joint Venture Partners. Nothing in this Agreement creates a fiduciary relationship between the Parties hereto.

21.

INTEGRATION: GOVERNING LAW. This Agreement merges and supersedes all prior Agreements between the parties hereto, and shall be governed by, and construed in accordance with, the domestic laws of the State of Florida. Venue shall lie in Pinellas County, Florida.

22.

INDEMNIFICATION OF THE JOINT VENTURE PARTNERS. The parties to this Agreement shall have no liability to the other for any loss suffered which arises out of any action or inaction if, in good faith, it is determined that such course of conduct was in the best interests of the Joint Venture and such course of conduct did not constitute negligence or misconduct. The parties to this Agreement shall each be indemnified by the other against losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it in connection with the Joint Venture.

23.

ATTORNEY’S FEE. In the event any Party files an action to enforce the terms and conditions of this Joint Venture Agreement, the prevailing Party shall be entitled to the recovery of its costs and reasonable attorney’s fees, including the costs and fees of any appeal.

24.

SURVIVAL. All the representations and covenants contained in this Agreement will survive the termination of this Agreement.

25.

AMENDMENTS. No modification, amendment, or waiver of any provision of this Agreement, or consent to any departure by either party therefrom, shall in any event be effective unless the same shall be in writing and signed by the other party.

26.

INTEGRATED AGREEMENT. This Agreement constitutes the entire understanding and agreement among the parties hereto with respect to the subject matter hereof, and there are no agreements, understandings, restrictions or warranties among the parties other than those set forth herein provided for. The recitals above shall be considered as binding provisions of this Agreement.

27.

SEVERABILITY. In case any one or more of the provisions contained in this Agreement should be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby.

28.

FORCE MAJEURE. No Party shall be held responsible for any loss, damage or delay suffered by the other Parties owing to any cause that is beyond the reasonable control of the defaulting party and cannot be attributed to negligence or willful nonperformance of its obligation. Such causes include wars, terrorist acts, embargoes, riots, civil disturbances, fires, storms, floods, hurricanes, earthquakes, strikes and labor disputes and government acts and restrictions. Either party wishing to invoke this Section 28 shall give written notice to the other party stating the relevant cause. The defaulting Party(ies) shall promptly resume performance of its obligations after such cause or causes cease to operate; provided, however, that if the condition continues for a period of more than ninety (90) days, the non-defaulting Party(ies) shall have the right to terminate this Agreement by giving written notice of termination.

29.

DISPUTE RESOLUTION. If a dispute arises under this contract, the parties shall seek an amicable settlement of that dispute by mediation under the Mediation Rules of the Society of Maritime Arbitrators, Inc. (SMA) of New York then in force. If the mediation does not result in a settlement, the dispute shall be referred to arbitration before three commercial arbitrators under the Arbitration Rules of the Society of Maritime Arbitrators, Inc. (SMA), one to be appointed by Marex and one to be appointed by EXPL, and the third by the two so chosen. Their decision or that of any two of them shall be final and binding, and judgement upon such arbitration award may be entered in a court having jurisdiction.

30.

LITIGATION COSTS. Except as previously provided in Section 10(b) hereof, in the event of any litigation, arbitration or other dispute arising as a result of or by reason of this Agreement or the Project, the Joint Venture Partners shall equally share all costs in connection therewith, including, reasonable attorneys’ fees, and all other costs and expenses incurred in connection with settling or resolving such dispute.

31.

NOTICES. Except as otherwise provided in this Agreement, all notices required or permitted to be given hereunder shall be in writing and shall be valid and sufficient if dispatched by facsimile or by certified mail, postage prepaid, return receipt requested, in any post office in the United States of America, as follows:

If to EXPL:	Micah Eldred
15500 Roosevelt Blvd.
Suite 303
Clearwater, FL 33760

If to Marex:	349 Greenway Road
Memphis TN 38117
Attn: John T. Hudson, President

32.

COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

SIGNATURES APPEAR ON FOLLOWING PAGE

IN WITNESS WHEREOF, the Parties have executed this Joint Venture Agreement to be effective as of the date first written above.

EXPL Great White, LLC By: /s/ Micah Eldred Title: Manager Name: Micah Eldred Deep Blue Exploration, LLC d/b/a/ Marex By: /s/ John T. Hudson Title: President Print Name: John T. Hudson

EXHIBIT A

DESIGNATED AREAS

1.

Within a three (3) mile radius of this coordinate:

REDACTED

2.

The area within these coordinates:

REDACTED

EXHIBIT B

ASSIGNMENT

THIS ASSIGNMENT (the “Assignment”) is entered into as of January 9, 2017, by and between HERBERT HUMPHREYS, an individual (“Assignor”), and Deep Blue Exploration, LLC d/b/a/ Marex, a Tennessee limited liability company (“Assignee”).

RECITALS

WHEREAS, Assignee and EXPL Great White, LLC, a Florida limited liability company (“EXPL”), have entered into a Joint Venture Agreement, dated as of January 9, 2017 (the “JV Agreement”) pursuant to which Assignee has agreed to contribute all of its rights to data and information pertaining to possible shipwrecks (sonar anomalies) and all other survey/sonar data, including, but not limited to, data and information based upon the underwater archeology research of Robert Stenuit, in the areas identified by the coordinates set forth on the attached Schedule A, and any other intellectual property relevant to the those areas and possible salvage assets located thereat (“Salvage Information”) to the Joint Venture (as defined in the JV Agreement);

WHEREAS, Assignor wishes to assign, transfer, convey and deliver all of his rights to the Salvage Information to Assignee so that Assignee can assign all such rights to the Joint Venture, and Assignee has agreed to accept such rights.

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter recited, and for other valuable consideration, the receipt, adequacy and legal sufficiency of which Assignor hereby acknowledges, Assignor and Assignee hereto agree as follows:

1.

Assignment.  Assignor, on behalf of himself and his affiliates, and anyone acting or claiming on his or their joint or several behalf, hereby conveys, transfers, assigns and delivers to Assignee, and Assignee hereby accepts the conveyance, transfer, assignment and delivery of, all worldwide right, title and interest in, to and under all of the Salvage Information and other intellectual property and any other intellectual property relevant to the Salvage Information, including but not limited to all archival research data, navigation and location data of possible shipwrecks (sonar anomalies), and survey/sonar data and information, including, but not limited to, data and information based upon the underwater archeology research of Robert Stenuit and all other corresponding rights that are or may be secured under the laws of the United States or any jurisdiction outside the United States, now or hereafter in effect, together with the good will relating to any and all of the Salvage Information, and the goods and services associated with the Salvage Information as assigned herein, and all  rights to sue for and recover and retain legal relief, including damages, costs, expenses and attorney fees for present, past or future infringement, the same to be held and enjoyed by Assignee, its successors and assigns, from and after the date hereof, as fully and entirely as the same would have been held and enjoyed by Assignor had this Assignment not been made.  Assignee acknowledges and agrees that this assignment is irrevocable and is an assignment of all his rights to the Salvage Information.

2.

Assistance.  Assignor agrees that Assignor will, and that Assignor will cause his affiliates to, at the Assignee’s reasonable request and at the sole expense of Assignee: (a) assist Assignee as requested by Assignee in preparing and prosecuting any claims to property resulting, in whole or in part, from use of the Salvage Information herein conveyed; (b) assist the Assignee as reasonably requested by Assignee in preparing all rightful declarations, documents, instruments, assignments, powers of attorney and other papers related to transfer, registration, recordation, securement and enforcement of any of the Salvage Information assigned herein; (c) communicate to Assignee all material facts known to Assignor relating to any of the Salvage Information assigned herein and the history thereof; (d) use commercially reasonable efforts to assist Assignee in its efforts to enforce its rights to any of the Salvage Information assigned herein against any person or entity infringing such; and (e) take such actions reasonably considered necessary by Assignee for securing, maintaining and enforcing protection for such Salvage Information assigned herein.  Assignor shall neither contest nor impair, nor assist any third party to contest or impair, (i) the rights of Assignee in the Salvage Information assigned herein, (ii) the enforceability and validity of any of the Salvage Information assigned herein, or (iii) any cause of action that Assignee may have concerning infringement or misappropriation of such Salvage Information assigned herein.

3.

Representations and Warranties.  Assignor represents and warrants to Assignee that Assignor has the full right to convey the entire interest to the Salvage Information conveyed herein, and that he has not executed, and will not execute, any agreement in conflict herewith.

4.

Governing Law.  The interpretation and construction of this Assignment, and all matters relating hereto, shall be governed by the laws of the State of Florida without reference to its conflict of law provisions.  Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Assignment shall be brought against any of the parties in the courts of the State of Florida, County of Pinellas, or, if it has or can acquire jurisdiction, in the United States District Court for the Middle District of Florida, and each party consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein.

5.

Further Assurances.  At Assignee’s expense, Assignor shall execute such documents and take such other action as Assignee may reasonably request to evidence and perfect the rights of Assignee in the assets conveyed to it pursuant to this Assignment.

6.

Severability.  In the event that any provision of this Assignment is declared void or unenforceable or becomes unlawful in its operation, such provision shall not affect the rights and obligations of Assignor and Assignee with regard to the remaining provisions of this Assignment, which shall continue as binding.

7.

Third Party Beneficiary.

EXPL shall be a third-party beneficiary of this Assignment and shall be entitled to enforce all rights granted to Assignor hereunder in order to carry out the terms and conditions of the JV Agreement.

8.

Recitals.

The Recitals first stated above shall be deemed to part of this Assignment and enforceable as if stated in the body of the Assignment.

IN WITNESS WHEREOF, Assignor and Assignee have executed and delivered this Assignment as of the day and year first written above.

ASSIGNOR:

/s/ Herbert Humphries

HERBERT HUMPHREYS

ASSIGNEE:

DEEP BLUE EXPLORATION, LLC D/B/A/ MAREX

By:      /s/ John T. Hudson

Print Name:

John T. Hudson

Title:

President

As Third-Party Beneficiary:

EXPL Great White, LLC

By:  /s/ Micah Eldred

Print Name: Micah Eldred

Title: Manager